                                                                   EXHIBIT 10.54

                                                                    SCHEDULE (b)

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

      This Intellectual Property Security Agreement is entered into as of July 31, 2002 by and between COMERICA BANK-CALIFORNIA ("Bank") and PHARMCHEM, INC., a Delaware corporation ("Grantor").

                                    RECITALS

      A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Second Amended and Restated Loan and Security Agreement by and between Bank and Grantor dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

      B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

      NOW, THEREFORE, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby agrees as follows:

                                    AGREEMENT

      To secure its Obligations to Bank under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

      This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

                                                                    SCHEDULE (b)


      IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                             GRANTOR:

Address of Grantor:                          PHARMCHEM, INC.

4600 North Beach Street
Haltom City, Texas 76137                     By:     /S/ DAVID A. LATTANZIO
Attn:  Chief Financial Officer                       ---------------------------

                                             Title:  Vice President
                                                     ---------------------------

                                             BANK:

Address of Bank:                             COMERICA BANK-CALIFORNIA
250 Lytton Avenue
Palo Alto, CA  94301
Attn: Jim Weber                              By:     /S/ JAMES L. WEBER
                                                     ---------------------------

                                             Title:  First Vice President
                                                     ---------------------------


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

                                   Trademarks


                                                Registration/                          Registration/
Description                                   Application Number                     Application Date
-----------                                   ------------------                     ----------------
PharmScreen(R)                                     2,155,538                             May 5, 1998

PharmChek(R)                                       2,077,799                            July 8, 1997

Premium Comprehensive Management(TM)              (abandoned)                            (abandoned)

FAST (Federal Agencies Specimen Tracking)(TM)     76/240,934                            July 5, 2001

PharmTrack(TM)                                    76/240,933                           April 13, 2001

PCM(R)                                             2,404,736                         November 14, 2000

                                   Copyrights

                               Registration                   Registration/
Description                 Application Number              Application Date
-----------                 ------------------              ----------------
                                   NONE

                                     Patents

                               Registration/                  Registration/
Description                 Application Number              Application Date
-----------                 ------------------              ----------------


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